SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
      240.14a-12


          Neuberger Berman California Intermediate Municipal Fund Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                                                         [NEUBERGER BERMAN LOGO]

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.


                                605 Third Avenue
                          New York, New York 10158-0180

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. (each, a "Fund" and collectively, the "Funds"), will be held on Tuesday, March 2, 2004, at 11:00 a.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

    1. To elect five Class II Directors (one of which is to be elected only by holders of each Fund's preferred stock) to serve until the annual meeting of stockholders in 2007, or until their successors are elected and qualified; and

    2. To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     You are entitled to vote at the Meeting of your Fund and any adjournments thereof if you owned Fund shares at the close of business on December 15, 2003 ("Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s). However, any proposal submitted to a vote at the meeting by anyone other than the officers or directors of the Funds may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all stockholders of record of the Funds as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please contact us at 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                 By order of the Boards of Directors,


                                 /s/ Claudia A. Brandon



                                 Claudia A. Brandon
                                 Secretary

Dated: January 12, 2004

--------------------------------------------------------------------------------
                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     If you own shares of more than one Fund, there will be several proxy cards enclosed. Please fill out and return each one.

     Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

     To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                                                         [NEUBERGER BERMAN LOGO]

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.


                                605 Third Avenue
                          New York, New York 10158-0180

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------


                         Annual Meeting of Stockholders
                                  March 2, 2004


                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. (each, a "Fund" and collectively, the "Funds"), by the Board of Directors of each respective Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on Tuesday, March 2, 2004, at 11:00 a.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about January 12, 2004.

     If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" the election of each nominee for Director and "FOR" or

"AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on December 15, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, each Fund had the following number of shares of common stock ("Common Shares") and preferred stock ("Preferred Shares") outstanding and entitled to vote:

                                        Common Shares     Preferred Shares
Fund                                     Outstanding        Outstanding
--------------------------------------------------------------------------
Neuberger Berman California
  Intermediate Municipal Fund Inc.      6,791,981              2,360
Neuberger Berman Income
  Opportunity Fund Inc.                17,723,648              5,020
Neuberger Berman Intermediate
  Municipal Fund Inc.                  20,705,124              7,176
Neuberger Berman New York
  Intermediate Municipal Fund Inc.      5,574,550              1,930
Neuberger Berman Real Estate
  Income Fund Inc.                      4,578,983              1,680
Neuberger Berman Real Estate
  Securities Income Fund Inc.*         33,266,981                  0
Neuberger Berman Realty
  Income Fund Inc.                     27,372,139              9,120
--------------------------------------------------------------------------

* As of the Record Date, Neuberger Berman Real Estate Securities Income Fund Inc. had no Preferred Shares outstanding.


     All of each Fund's outstanding Common Shares and Preferred Shares will vote together as a single class to elect four of the Class II Directors. As described herein under the section entitled "Election of Directors -- Proposal," the Preferred Shares of each Fund will vote separately from the Common Shares to elect one additional Class II Director. As to any other business that may properly come before the Meeting or any adjournments thereof, the Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940 ("1940 Act"), the Maryland General Corporation Law and a Fund's charter with respect to said item of business. Each full share of a Fund's Common Shares or Preferred Shares is entitled to one vote and each fractional share of a Fund's Common Shares or Preferred Shares is entitled to a proportionate share of one vote.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Funds. NB Management serves as each Fund's investment manager and administrator and is located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by each respective Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast 33 1/3% of the votes is required for a quorum. The affirmative vote of a plurality of a Fund's outstanding Common Shares and Preferred Shares, voting as a single class, is required to elect four of that Fund's Class II Directors. The affirmative vote of a plurality of a Fund's outstanding Preferred Shares, voting separate from the Common Shares, is required to elect one additional Class II Director for that Fund. With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), if a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, in the absence of a quorum, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment but will have no effect on the election of the Directors because the required vote is a plurality of the votes cast.

     As of December 15, 2003, the Funds do not know of any person who owns beneficially or of record 5% or more of the outstanding Common Shares or Preferred Shares of any Fund.

     In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of December 15, 2003.

     NB Management serves as the investment manager and administrator to each Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, LLC, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to each Fund. As of September 30, 2003, the Neuberger Berman affiliates had approximately $65.6 billion in assets under management. On October 31, 2003, Neuberger Berman, LLC and NB Management became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company.

     Stockholders of record or beneficial owners as of the Record Date may obtain a free copy of the annual report for Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. for the fiscal year or period, as applicable, ended October 31, 2003, including audited financial statements, by writing NB Management at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or by calling toll free 877-461-1899.

                             ELECTION OF DIRECTORS
                                   Proposal

     The Board of Directors of each Fund is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2006, 2004 and 2005, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund's Directors helps to promote the continuity and stability of each Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the 1940 Act.

     Holders of each Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors). One of those two Directors, Barry Hirsch, is a Class II Director currently up for election. The other is a Class III Director up for election in 2005. The Class III Director is not a nominee to be considered at the Meeting.

     The term of each current Class II Director expires in 2004, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the Boards of Directors.

     The Nominating Committee of each Fund reviewed the qualifications, experience and background of each incumbent Director. Based upon this review, each Committee determined that nominating the incumbents would be in the best interests of its Fund's stockholders. Each Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting on December 10, 2003, the Boards of Directors received the recommendation of the Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbents, each Fund's Board voted to nominate John Cannon, Barry Hirsch, Jack L. Rivkin, John P. Rosenthal and Tom D. Seip for election as Class II Directors with a term expiring in 2007. At that meeting, each Fund's Board of Directors also established a policy that at least two-thirds of all Directors be Independent Fund Directors. Independent Fund Directors are those who are not associated with the Funds' investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. Each Fund's Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

     None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Funds. Unless otherwise noted, each of the Directors has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                        INFORMATION REGARDING NOMINEES
                      FOR ELECTION AT 2004 ANNUAL MEETING

-----------------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex     Other Directorships
                                                         Overseen by      Held Outside Fund Complex
Name and Age                Principal Occupation(s)      Director         by Director
-----------------------------------------------------------------------------------------------------------
                                               CLASS II
-----------------------------------------------------------------------------------------------------------
Independent Fund Directors*
-----------------------------------------------------------------------------------------------------------
John Cannon                 Consultant. Formerly,        38               Independent Trustee or
(73)                        Chairman and Chief                            Director of three series
                            Investment Officer, CDC                       of OppenheimerFunds:
                            Capital Management                            Limited Term New
                            (registered investment                        York Municipal Fund,
                            adviser), 1993-January                        Rochester Fund
                            1999; prior thereto,                          Municipals, and
                            President and Chief                           Oppenheimer Convertible
                            Executive Officer, AMA                        Securities Fund since
                            Investment Advisors, an                       1992.
                            affiliate of the American
                            Medical Association.
-----------------------------------------------------------------------------------------------------------
Barry Hirsch                Attorney-at-law. Formerly,   38               None
(70)                        Senior Counsel, Loews
                            Corporation (diversified
                            financial corporation)
                            May 2002 until April
                            2003; prior thereto, Senior
                            Vice President, Secretary
                            and General Counsel,
                            Loews Corporation.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                Number of
                                                Portfolios in
                                                Fund Complex     Other Directorships
                                                Overseen by      Held Outside Fund Complex
Name and Age     Principal Occupation(s)        Director         by Director
-----------------------------------------------------------------------------------------------------------
John P.          Senior Vice President,         38               Director, 92nd Street Y
Rosenthal (71)   Burnham Securities Inc.                         (non-profit) since 1967;
                 (a registered broker-dealer)                    Formerly, Director,
                 since 1991.                                     Cancer Treatment
                                                                 Holdings, Inc.
-----------------------------------------------------------------------------------------------------------
Tom D.           General Partner, Seip          38               Director, H&R Block,
Seip (53)        Investments LP (a private                       Inc. (financial services
                 investment partnership);                        company) since May
                 Formerly, President and                         2001; Director, Forward
                 CEO, Westaff, Inc.                              Management, Inc. (asset
                 (temporary staffing), May                       management) since 2001;
                 2001 to January 2002;                           Formerly, Director,
                 Senior Executive at the                         General Magic (voice
                 Charles Schwab                                  recognition software)
                 Corporation from 1983 to                        2001-2002; Director,
                 1999, including Chief                           E-Finance Corporation
                 Executive Officer, Charles                      (credit decisioning
                 Schwab Investment                               services) 1999-2003;
                 Management, Inc. and                            Director, Save-Daily.com
                 Trustee, Schwab Family                          (micro investing
                 of Funds and Schwab                             services) 1999-2003;
                 Investments from 1997                           Director, Offroad Capital
                 to 1998 and Executive                           Inc. (pre-public internet
                 Vice President-Retail                           commerce company).
                 Brokerage, Charles
                 Schwab Investment
                 Management from 1994
                 to 1997.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                Number of
                                                Portfolios in
                                                Fund Complex     Other Directorships
                                                Overseen by      Held Outside Fund Complex
Name and Age       Principal Occupation(s)      Director         by Director
-----------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
-----------------------------------------------------------------------------------------------------------
Jack L. Rivkin**   Executive Vice President     38               Director, Dale Carnegie
(63)               of Neuberger Berman Inc.                      and Associates, Inc.
                   (holding company) since                       (private company) since
                   2002; Executive Vice                          1998; Director, Emagin
                   President and Chief                           Corp. (public company)
                   Investment Officer,                           since 1997; Director,
                   Neuberger Berman                              Solbright, Inc. (private
                   since 2002 and 2003,                          company) since 1998;
                   respectively; Director and                    Director, Infogate, Inc.
                   Chairman, NB Management                       (private company)
                   since December 2002;                          since 1997.
                   Formerly, Executive Vice
                   President, Citigroup
                   Investments, Inc. from
                   September 1995 to
                   February 2002; Executive
                   Vice President, Citigroup
                   Inc. from September 1995
                   to February 2002.
----------------------------------------------------------------------------------------------------

                        INFORMATION REGARDING DIRECTORS
                         WHOSE CURRENT TERMS CONTINUE



----------------------------------------------------------------------------------------------------
                                                        Number of
                                                        Portfolios in
                                                        Fund Complex     Other Directorships
                                                        Overseen by      Held Outside Fund Complex
Name and Age                Principal Occupation(s)     Director         by Director
----------------------------------------------------------------------------------------------------
                                               CLASS I
----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
Faith Colish                Counsel, Carter Ledyard     38               Director, American Bar
(68)                        & Millburn LLP (law                          Retirement Association
                            firm) since October 2002;                    (ABRA) since 1997
                            Formerly, Attorney at                        (not-for-profit
                            Law and President, Faith                     membership association).
                            Colish, A Professional
                            Corporation, 1980
                            to 2002.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                             Number of
                                             Portfolios in
                                             Fund Complex     Other Directorships
                                             Overseen by      Held Outside Fund Complex
Name and Age     Principal Occupation(s)     Director         by Director
----------------------------------------------------------------------------------------------------
C. Anne Harvey   Consultant, C. A. Harvey    38               Formerly, Member,
(66)             Associates, since June                       Individual Investors
                 2001; Formerly, Director,                    Advisory Committee to
                 AARP, 1978 to                                the New York Stock
                 December 2001.                               Exchange Board of
                                                              Directors, 1998 to June
                                                              2002; President, Board
                                                              of Associates to The
                                                              National Rehabilitation
                                                              Hospital's Board of
                                                              Directors, 2002;
                                                              Member, American
                                                              Savings Education
                                                              Council's Policy Board
                                                              (ASEC), 1998-2000;
                                                              Member, Executive
                                                              Committee, Crime
                                                              Prevention Coalition of
                                                              America, 1997-2000.
----------------------------------------------------------------------------------------------------
Cornelius T.     Founding General Partner,   38               Director, Capital Cash
Ryan (72)        Oxford Partners and                          Management Trust
                 Oxford Bioscience                            (money market fund),
                 Partners (venture                            Naragansett Insured
                 capital partnerships)                        Tax-Free Income Fund,
                 and President, Oxford                        Rocky Mountain Equity
                 Venture Corporation.                         Fund, Prime Cash
                                                              Fund and QuadraMed
                                                              Corporation (NASDAQ).
----------------------------------------------------------------------------------------------------
Peter P. Trapp   Regional Manager for        38               None
(59)             Atlanta Region, Ford
                 Motor Credit Company
                 since August 1997;
                 prior thereto, President,
                 Ford Life Insurance
                 Company, April 1995
                 until August 1997.
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                   Portfolios in
                                                                   Fund Complex     Other Directorships
                                                                   Overseen by      Held Outside Fund Complex
Name and Age                           Principal Occupation(s)     Director         by Director
---------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
---------------------------------------------------------------------------------------------------------------
Peter E.                               Executive Vice President,   38               Director and Vice
Sundman**                              Neuberger Berman Inc.                        President, Neuberger &
(44)                                   (holding company) since                      Berman Agency, Inc.
                                       1999; President and                          since 2000. Formerly,
                                       Director, NB Management                      Director, Neuberger
                                       since 1999; Executive                        Berman Inc. from
                                       Vice President, Neuberger                    October 1999 through
                                       Berman since 1999; Head                      March 2003.
                                       of Neuberger Berman
                                       Inc.'s Mutual Funds and
                                       Institutional Business
                                       since 1999; Formerly,
                                       Principal, Neuberger
                                       Berman from 1997
                                       until 1999; Senior
                                       Vice President, NB
                                       Management from
                                       1996 until 1999.
---------------------------------------------------------------------------------------------------------------
                                                    CLASS III
---------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
---------------------------------------------------------------------------------------------------------------
Walter G. Ehlers                       Consultant; Retired         38               None
(70)                                   President and Trustee,
                                       Teachers Insurance &
                                       Annuity (TIAA) and
                                       College Retirement
                                       Equities Fund (CREF).
---------------------------------------------------------------------------------------------------------------
Robert A.                              Marcus Nadler Professor     38               Director, DEL
Kavesh (76)                            of Finance and Economics                     Laboratories, Inc.
                                       Emeritus, New York                           (cosmetics and
                                       University, Stern School                     pharmaceuticals)
                                       of Business.                                 since 1978; Director,
                                                                                    The Caring Community
                                                                                    (not-for-profit).
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                              Number of
                                              Portfolios in
                                              Fund Complex     Other Directorships
                                              Overseen by      Held Outside Fund Complex
Name and Age    Principal Occupation(s)       Director         by Director
---------------------------------------------------------------------------------------------------------------
Howard A.       Retired. Formerly, Vice       38               Director, WHX
Mileaf (67)     President and Special                          Corporation (holding
                Counsel, WHX                                   company) since
                Corporation (holding                           August 2002; Director,
                company) 1993-2001.                            Webfinancial Corporation
                                                               (holding company)
                                                               since December 2002;
                                                               Director, State Theatre
                                                               of New Jersey
                                                               (not-for-profit theater)
                                                               since 2000; Formerly,
                                                               Director, Kevlin
                                                               Corporation
                                                               (manufacturer of
                                                               microwave and
                                                               other products).
---------------------------------------------------------------------------------------------------------------
William E.      Retired. Senior Vice          38               Director, Pro-Kids Golf
Rulon (71)      President, Foodmaker, Inc.                     and Learning Academy
                (operator and franchiser                       (teach golf and computer
                of restaurants) until                          usage to "at risk"
                January 1997.                                  children) since 1998;
                                                               Formerly, Director,
                                                               Prandium, Inc.
                                                               (restaurants) from March
                                                               2001 until July 2002.
---------------------------------------------------------------------------------------------------------------
Candace L.      Private investor and          38               Director, Providence
Straight (56)   consultant specializing in                     Washington (property
                the insurance industry;                        and casualty insurance
                Formerly, Advisory                             company) since
                Director, Securitas Capital                    December 1998;
                LLC (a global private                          Director, Summit Global
                equity investment firm                         Partners (insurance
                dedicated to making                            brokerage firm) since
                investments in the                             October 2000.
                insurance sector), 1998
                until December 2002.
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                            Number of
                                            Portfolios in
                                            Fund Complex     Other Directorships
                                            Overseen by      Held Outside Fund Complex
Name and Age     Principal Occupation(s)    Director         by Director
----------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------
Edward I.        Formerly, Member,          38               Director, Legg Mason,
O'Brien** (75)   Investment Policy                           Inc. (financial services
                 Committee, Edward Jones                     holding company) since
                 1993-2001; President,                       1993; Formerly, Director,
                 Securities Industry                         Boston Financial Group
                 Association ("SIA")                         (real estate and tax
                 (securities industry's                      shelters) 1993-1999.
                 representative in
                 government relations and
                 regulatory matters at the
                 federal and state levels)
                 1974-1992; Adviser to
                 SIA, November 1992-
                 November 1993.
----------------------------------------------------------------------------------------

* Independent Fund Directors are those who are not associated with the Funds' investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment adviser or the sub-adviser in the past six months.

** Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Funds by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Funds by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds or accounts for which NB Management serves as investment manager.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of each Fund's officers and each Fund's Directors and portfolio managers, persons owning more than 10% of each Fund's stock and certain officers and principals of the Funds' investment manager and sub-adviser are required to report their transactions in each Fund's stock to the SEC and either the New York Stock Exchange (with respect to Neuberger Berman Real Estate Income Fund Inc. and Neuberger Berman Realty Income Fund Inc.) or the American Stock Exchange (with respect to the other Funds). Based solely on the review by Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. of the copies of such reports received by each such Fund, each Fund believes that, during its fiscal period ended October 31, 2003, all filing requirements applicable to such persons were met.

Board of Directors and Committee Meetings

     The following table sets forth the number of times each Fund's Board met during the fiscal period ended October 31, 2003. Each Director attended at least 75% of the total number of meetings of each Board and of any committee of which he or she was a member during that period, except Messrs. Trapp and Seip.

Fund                                                              Board Meetings Held
-------------------------------------------------------------------------------------
Neuberger Berman California Intermediate Municipal Fund Inc.           5
Neuberger Berman Income Opportunity Fund Inc.(1)                       4
Neuberger Berman Intermediate Municipal Fund Inc.                      5
Neuberger Berman New York Intermediate Municipal Fund Inc.             5
Neuberger Berman Real Estate Income Fund Inc.                          5
Neuberger Berman Real Estate Securities Income Fund Inc.(2)            1
Neuberger Berman Realty Income Fund Inc.(3)                            4
-------------------------------------------------------------------------------------

(1) The Fund commenced investment operations on July 2, 2003.

(2) The Fund commenced investment operations on October 31, 2003.

(3) The Fund commenced investment operations on April 29, 2003.


     The Boards have established several standing committees to oversee particular aspects of the Funds' management. The standing committees of each Board are described below. The Contract Review Committee, Executive Committee and Pricing Committee of each Board described below did not meet during the fiscal period ended October 31, 2003, with respect to each of the Funds. In addition, no Committee of Neuberger Berman Real Estate Securities Income Fund Inc. met during the fiscal period ended October 31, 2003.

     Audit Committee. Each Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; (e) to act as a liaison between the Fund's independent auditors and the full Board; and (f) to prepare an audit committee report as required by
Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The charter of the Audit Committees is attached hereto as Appendix A. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent auditors to the Chairman of the Audit Committee.

     The Audit Committee of each Fund is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. During the fiscal year ended October 31, 2003, the Committees of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. met on December 12, 2002, to discuss matters relating to the audit of Fund financial statements for the fiscal period ended October 31, 2002. The Committee for each Fund other than Neuberger Berman Real Estate Securities Income Fund Inc. met on June 4, 2003, and September 10, 2003, to consider implementation of measures required by the Sarbanes-Oxley Act of 2002 ("SOX Act") and related rules, and to review with the auditors their audit plan for fiscal year 2003, among other matters. The Committee of each Fund also met on December 9, 2003, and December 10, 2003, to discuss matters relating to the audit of Fund financial statements for the fiscal year ended October 31, 2003, with respect to each Fund, and to consider implementation of SOX Act measures. The Report of the Audit Committees is attached hereto as Appendix B.

     Code of Ethics Committee. The Code of Ethics Committee oversees the administration of a Fund's Code of Ethics, which restricts the personal securities transactions of employees and officers of NB Management and Neuberger Berman, and the Directors. For each Fund, its members are Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman), Howard A. Mileaf and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors. During the fiscal period ended October 31, 2003, the Committees of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New

York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. met two times. During the fiscal period ended October 31, 2003 the Committees of Neuberger Berman Income Opportunity Income Fund Inc. and Neuberger Berman Realty Income Fund Inc. met one time.

     Contract Review Committee. The Contract Review Committee is responsible for review and oversight of a Fund's principal contractual arrangements. For each Fund, its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, John P. Rosenthal, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. During the fiscal period ended October 31, 2003, the Committee of each Fund did not meet.

     Executive Committee. The Executive Committee has all the powers of the Directors when the Directors are not in session. For each Fund, its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rivkin and Mr. Sundman are Independent Fund Directors. During the fiscal period ended October 31, 2003, the Committee of each Fund did not meet.

     Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to a Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee of each Fund is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal period ended October 31, 2003, the Committee of each Fund except Neuberger Berman Real Estate Securities Income Fund Inc. met one time.

     Pricing Committee. The Pricing Committee oversees the procedures for pricing a Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. For each Fund, its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, John P. Rosenthal (Chairman), William E. Rulon and Tom D. Seip. All members except for Mr. Rivkin and Mr. O'Brien are Independent Fund Directors. During the fiscal period ended October 31, 2003, the Committee of each Fund did not meet.

     Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of a Fund. For each Fund, its members are C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf (Chairman) and Tom D. Seip. All members are Independent Fund Directors. During the fiscal year ended October 31, 2003, the Committees met on December 11, 2002, to discuss matters relating to the nomination of Class I Directors with respect to Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund

Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. In addition, the Committee of each Fund except Neuberger Berman Real Estate Securities Income Fund Inc. met on June 4, 2003. The Committee of each Fund except Neuberger Berman Real Estate Securities Income Fund Inc. also met on September 9, 2003, to consider committee memberships, retirement policy and whether to recommend increased compensation for members of the Audit Committee, and on December 10, 2003, to consider committee memberships and discuss matters relating to the nomination of Class II Directors.

Information Regarding the Funds' Process for Nominating Director Candidates

     Nominating Committee Charter. Each Fund's Nominating Committee does not currently have a written charter. At its meeting of December 10, 2003, each Board asked Fund counsel to prepare a written charter for the Committee.

     Stockholder Communications. Each Fund's Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a stockholder within the past 120 days.

     Nominee Qualifications. While there is no formal list of qualifications, the Nominating Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Boards' operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Boards' present composition and the Committees' (or the Boards') perceptions about future issues and needs.

     Identifying Nominees. The Nominating Committees consider prospective candidates from any reasonable source. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committees, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Director Attendance at Annual Meetings

     The Funds do not have a policy on Director attendance at the annual meeting of stockholders. For the Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc., one Board member attended the 2003 annual meeting. For Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc., the Meeting will be the first annual meeting of each Fund's stockholders.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Director as of November 28, 2003.

                                                Aggregate Dollar Range
                                                of Equity Securities in
                                                all Registered Investment
                        Dollar Range of         Companies Overseen by
                        Equity Securities       Director in Family
Name of Director        Owned in each Fund*     of Investment Companies*
-----------------------------------------------------------------------------
Independent Fund Directors
-----------------------------------------------------------------------------
John Cannon             None                    $50,001 - $100,000
Faith Colish            None                    Over $100,000
Walter G. Ehlers        None                    Over $100,000
C. Anne Harvey          None                    None
Barry Hirsch            None                    Over $100,000
Robert A. Kavesh        None                    $ 10,001 - $50,000
Howard A. Mileaf        None                    Over $100,000
John P. Rosenthal       None                    Over $100,000
William E. Rulon        None                    Over $100,000
Cornelius T. Ryan       None                    Over $100,000
Tom D. Seip             None                    None
Candace L. Straight     None                    Over $100,000
Peter P. Trapp          None                    $ 10,001 - $50,000
-----------------------------------------------------------------------------
Directors who are "Interested Persons"
-----------------------------------------------------------------------------
Edward I. O'Brien       None                    Over $100,000
Jack L. Rivkin**        None                    None
Peter E. Sundman        None                    Over $100,000
-----------------------------------------------------------------------------

*  Valuation as of November 28, 2003.

** Mr. Rivkin became a director and officer of each open-end Fund on December
   12, 2002.

Independent Fund Directors' Ownership of Securities

     As of November 28, 2003, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

Officers of the Funds

     The following table sets forth certain information regarding the officers of the Funds. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Funds are appointed by the Directors and serve at the pleasure of the Board.

---------------------------------------------------------------------------------------
                           Position and Length
Name and Age               of Time Served       Principal Occupation(s)
---------------------------------------------------------------------------------------
Claudia A. Brandon (47)    Secretary            Vice President-Mutual Fund Board
                           since Inception*     Relations, NB Management since
                                                2000; Vice President, Neuberger
                                                Berman since 2002 and employee
                                                since 1999; Vice President, NB
                                                Management from 1986 to 1999;
                                                Secretary, ten registered investment
                                                companies for which NB Management
                                                acts as investment manager and
                                                administrator (four since 2002 and
                                                three since 2003).
---------------------------------------------------------------------------------------
Robert Conti (47)          Vice President       Senior Vice President, Neuberger
                           since Inception*     Berman since 2003; Vice President,
                                                Neuberger Berman from 1999 until
                                                2003; Senior Vice President, NB
                                                Management since 2000; Controller,
                                                NB Management until 1996;
                                                Treasurer, NB Management from
                                                1996 until 1999; Vice President, ten
                                                registered investment companies for
                                                which NB Management acts as
                                                investment manager and administrator
                                                (three since 2000, four since 2002 and
                                                three since 2003).
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                         Position and Length
Name and Age             of Time Served       Principal Occupation(s)
---------------------------------------------------------------------------------------
Brian P. Gaffney (50)    Vice President       Managing Director, Neuberger
                         since Inception*     Berman since 1999; Senior Vice
                                              President, NB Management since
                                              2000; Vice President, NB
                                              Management from 1997 until 1999;
                                              Vice President, ten registered
                                              investment companies for which
                                              NB Management acts as investment
                                              manager and administrator (three
                                              since 2000, four since 2002 and
                                              three since 2003).
---------------------------------------------------------------------------------------
Sheila R. James (38)     Assistant            Employee, Neuberger Berman since
                         Secretary            1999; Employee, NB Management
                         since Inception*     from 1991 to 1999; Assistant
                                              Secretary, ten registered investment
                                              companies for which NB Management
                                              acts as investment manager and
                                              administrator (seven since 2002 and
                                              three since 2003).
---------------------------------------------------------------------------------------
Kevin Lyons (48)         Assistant            Employee, Neuberger Berman since
                         Secretary            1999; Employee NB Management
                         Since 2003           from 1993 to 1999; Assistant
                                              Secretary, ten registered investment
                                              companies for which NB Management
                                              acts as investment manager and
                                              administrator (since 2003).
---------------------------------------------------------------------------------------
John M. McGovern (33)    Assistant            Employee, NB Management since
                         Treasurer            1993; Assistant Treasurer, ten registered
                         since Inception*     investment companies for which NB
                                              Management acts as investment
                                              manager and administrator (seven
                                              since 2002 and three since 2003).
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                          Position and Length
Name and Age              of Time Served       Principal Occupation(s)
---------------------------------------------------------------------------------------
Barbara Muinos (45)       Treasurer and        Vice President, Neuberger Berman
                          Principal            since 1999; Assistant Vice President,
                          Financial and        NB Management from 1993 to 1999;
                          Accounting           Treasurer and Principal Financial and
                          Officer since        Accounting Officer, ten registered
                          Inception*           investment companies for which
                                               NB Management acts as investment
                                               manager and administrator (seven
                                               since 2002 and three since 2003);
                                               Assistant Treasurer of three registered
                                               investment companies for which NB
                                               Management acts as investment
                                               manager and administrator from 1996
                                               until 2002.
---------------------------------------------------------------------------------------
Frederic B. Soule (57)    Vice President       Senior Vice President, Neuberger
                          since Inception*     Berman since 2003; Vice President,
                                               Neuberger Berman from 1999 until
                                               2003; Vice President, NB Management
                                               from 1995 until 1999; Vice President,
                                               ten registered investment companies
                                               for which NB Management acts as
                                               investment manager and administrator
                                               (three since 2000, four since 2002 and
                                               three since 2003).
---------------------------------------------------------------------------------------
Trani Jo Wyman (34)       Assistant            Employee, NB Management since
                          Treasurer            1991; Assistant Treasurer, ten registered
                          since Inception*     investment companies for which
                                               NB Management acts as investment
                                               manager and administrator (seven
                                               since 2002 and three since 2003).
---------------------------------------------------------------------------------------

* Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc. and Neuberger Berman Real Estate Income Fund Inc. commenced operations in 2002. Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Realty Income Fund Inc. commenced operations in 2003.

Compensation of Directors

     The following table sets forth information concerning the compensation of the Directors of the Funds. The Funds do not have any retirement plan for their Directors. For the fiscal year ended October 31, 2003, the Directors received the amounts set forth in the following table from each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. have not completed a full fiscal year since their organization. The estimated compensation that the Directors will receive from each of these Funds for the fiscal year ending October 31, 2004 is set forth in the following table. For the calendar year ended December 31, 2003, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Fund Director and/or officer without any compensation from the Funds.

                             TABLE OF COMPENSATION

                                                             Total Compensation
                                                               from Registered
                          Actual          Estimated      Investment Companies in the
                       Compensation     Compensation        Neuberger Berman Fund
                        for Fiscal       for Fiscal       Complex Paid to Directors
Name and Position       Year Ending      Year Ending       for Calendar Year Ended
with each Fund           10/31/03*       10/31/04**               12/31/03
---------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------
John Cannon
  Director                $2,053           $2,000                  $72,000
Faith Colish
  Director                $2,046           $1,892                  $70,000
Walter G. Ehlers
  Director                $2,053           $2,000                  $72,000
C. Anne Harvey
  Director                $2,046           $1,892                  $70,000
Barry Hirsch
  Director                $2,046           $1,892                  $70,000
Robert A. Kavesh
  Director                $2,046           $1,892                  $70,000
Howard A. Mileaf
  Director                $2,046           $1,892                  $70,000
John P. Rosenthal
  Director                $2,046           $1,892                  $70,000

                                                                    Total Compensation
                                                                      from Registered
                                 Actual          Estimated      Investment Companies in the
                              Compensation     Compensation        Neuberger Berman Fund
                               for Fiscal       for Fiscal       Complex Paid to Directors
Name and Position              Year Ending      Year Ending       for Calendar Year Ended
with each Fund                  10/31/03*       10/31/04**               12/31/03
---------------------------------------------------------------------------------------
William E. Rulon
  Director                       $2,046           $1,892                  $70,000
Cornelius T. Ryan
  Director                       $2,072           $2,135                  $74,500
Tom D. Seip
  Director                       $1,838           $2,000                  $62,500
Candace L. Straight
  Director                       $2,046           $1,892                  $70,000
Peter P. Trapp
  Director                       $1,845           $2,000                  $64,500
---------------------------------------------------------------------------------------
Directors who are "Interested Persons"
---------------------------------------------------------------------------------------
Edward I. O'Brien
  Director                       $2,046           $1,892                  $70,000
Jack L. Rivkin***
  Director and President         $    0           $    0                  $     0
Peter E. Sundman
  Director, Chairman of
  the Board and Chief
  Executive Officer              $    0           $    0                  $     0
---------------------------------------------------------------------------------------

 * This column only applies to the following Funds, which have each completed a full fiscal year: Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc.

 ** This column only applies to the following Funds, which have each not completed a full fiscal year: Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc.

*** Mr. Rivkin became a director and officer of each open-end Fund on December
    12, 2002.

Vote Required

     With respect to each Fund, John Cannon, Tom D. Seip, John P. Rosenthal and Jack L. Rivkin must be elected by a plurality of the votes of the Fund's Common Shares and Preferred Shares cast at the meeting, voting together. With respect to each Fund other than Neuberger Berman Real Estate Securities Income Fund Inc., Barry Hirsch must be elected by a plurality of the votes of Preferred Shares cast at the Meeting, voting separately from the Common Shares. As of the Record Date, there were no outstanding Preferred Shares of Neuberger Berman Real Estate Securities Income Fund Inc.

     The Board Of Directors Of Each Fund Unanimously Recommends That You Vote "For" Each Nominee.

                INFORMATION ON THE FUNDS' INDEPENDENT AUDITORS

     Financial statements for the fiscal year ended October 31, 2003 for Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc., and for the fiscal period ended October 31, 2003 for Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. were audited by Ernst & Young LLP. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for each Fund and provides audit services, tax return preparation and assistance and consultation in connection with the review of each Fund's filings with the SEC. In the opinion of the Audit Committees, the services provided by Ernst & Young LLP are compatible with maintaining the independence of the Funds' auditors. The Board of Directors of each Fund has selected Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending October 31, 2004. Ernst & Young LLP has been each Fund's independent auditors since the Fund's inception. Ernst & Young LLP has informed the Funds that it has no material direct or indirect financial interest in any Fund.

     Representatives of Ernst & Young LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. for the fiscal year ended October 31, 2003 and for Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. for the fiscal period ended October 31, 2003 for the review of the financial statements included in the Funds' annual report to stockholders were as shown in the table below. The audit fees billed to the seven Funds in the aggregate were $140,000.



Fund                                                              Audit Fees Billed
-----------------------------------------------------------------------------------
Neuberger Berman California Intermediate Municipal Fund Inc.           $28,000
Neuberger Berman Income Opportunity Fund Inc.                          $14,000
Neuberger Berman Intermediate Municipal Fund Inc.                      $28,000
Neuberger Berman New York Intermediate Municipal Fund Inc.             $28,000
Neuberger Berman Real Estate Income Fund Inc.                          $14,000
Neuberger Berman Real Estate Securities Income Fund Inc.               $14,000
Neuberger Berman Realty Income Fund Inc.                               $14,000
-----------------------------------------------------------------------------------

Financial Information Systems Design and Implementation Fees

     Ernst & Young LLP billed no fees for professional services rendered to Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. for the fiscal year ended October 31, 2003 nor to Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. for the period ended October 31, 2003 for information technology services relating to financial information systems design and implementation. Similarly, Ernst & Young LLP billed no fees for professional services rendered to NB Management for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2003.

All Other Fees

     With respect to Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. for the fiscal year ended October 31, 2003 and to Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc., for the fiscal period ended October 31, 2003, Ernst & Young LLP billed $110,989 for audited-related services, which include services in connection with each Fund's initial public offering. Aggregate fees billed by Ernst & Young LLP during the fiscal year ended October 31, 2003 for other services provided to the Funds, NB Management or Neuberger Berman were $250,113. The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young LLP.

                                 OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each respective Fund.

                             STOCKHOLDER PROPOSALS

     Each Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund, and received by the Secretary not less than 90 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at a Fund's 2005 annual meeting, stockholder proposals must be received by the Fund no later than November 1, 2004 and must satisfy the other requirements of the federal securities laws.

                  NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

     Please advise the Funds, at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                 By order of the Boards of Directors,


                                 /s/ Claudia A. Brandon


                                 Claudia A. Brandon
                                 Secretary

Dated: January 12, 2004

                                                                     APPENDIX A


                            Neuberger Berman Funds
                            Audit Committee Charter


     I. Audit Committee Membership and Qualifications

     The Audit Committee shall consist of at least three members appointed by the Board of Directors/Trustees ("Board") upon recommendation by the Nominating Committee. The Board may replace members of the Audit Committee for any reason.


     No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 ("Investment Company Act"), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be "financially literate" -- i.e., able to read and understand a company's financial statements, including the balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee must have finance, accounting or related financial management expertise.

     The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

     II.  Purposes of the Audit Committee

    The purposes of the Audit Committee are:

    (a) to oversee the accounting and financial reporting processes of the Fund (and each of its series) and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

    (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

    (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

    (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

    (e) to act as a liaison between the Fund's independent auditors and the full Board; and

    (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/ trustees.(1)

    The independent auditors for the Fund shall report directly to the Audit Committee.


     III. Duties and Powers of the Audit Committee

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

    (a) to select and approve in advance the retention of auditors to annually audit and provide their opinion on the Fund's financial statements; to oversee the performance of the auditors and, if the Committee deems it appropriate, to approve the termination of their engagement; to recommend that those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) approve such retention or termination; and, in connection with the foregoing, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

           (i) the audit firm's internal quality-control procedures;

          (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

         (iii) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund.

     It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

    (b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing

----------------
(1) This report is required only for closed-end funds.

         services to the Fund, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Fund;

    (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;


    (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

    (e) to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

    (f) to review the arrangements for and scope of the annual audit and any special audits;

    (g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

    (h) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

    (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Fund's financial statements, and to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance;"

    (j) to resolve disagreements between management and the auditors regarding financial reporting;

    (k) to consider any difficulties that may have arisen in the course of the audit, including any limitations upon the scope of the audit;

    (l) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

    (m) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

    (n) to discuss generally the Fund's earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, e.g., the types of information to be disclosed and the type of presentation to be made;

    (o) to review in a general manner, but not as a committee to assume responsibility for, the Fund's processes for assessing and managing major financial risks;

    (p) to set clear policies relating to the hiring by entities within the Fund's investment company complex(2) of employees or former employees of the independent auditors;

    (q) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

    (r) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

    (s) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special

----------------
(2) "Investment company complex" includes:

    o the fund and its investment adviser or sponsor;

    o any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

    o any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

     IV. Role and Responsibilities of the Audit Committee

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for:
(1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

    V.  Operations of the Audit Committee

    (a) The Audit Committee shall meet on a regular basis and at least four times per year and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days' notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week's time.

    (b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

    (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

    (d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, internal auditors (if any) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

    (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

    (f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

    (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

    (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

    (i)  The Audit Committee shall evaluate its performance at least annually.

                                                                     APPENDIX B

                            Audit Committee Report

         NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
           NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                   NEUBERGER BERMAN REALTY INCOME FUND INC.
                          (COLLECTIVELY THE "FUNDS")

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter dated June 5, 2003, which sets forth the role of the Audit Committee in the Funds' financial reporting process. Pursuant to the Charter, the role of each Fund's Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements. Each Committee is responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 9, 2003 to review audited financial statements for Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. for the fiscal year ended October 31, 2003. The Audit Committees met on December 9, 2003 to review each other Fund's audited financial statements for the fiscal period ended October 31, 2003. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds' management and their independent auditors, Ernst & Young LLP ("E&Y"). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, and have received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committees set forth above and in the Charter, the Audit Committees of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. recommended to each respective Fund's Board of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2003. Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committees set forth above and in the Charter, the Audit Committee of each other Fund recommended to its Boards of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal period ended October 31, 2003.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

Cornelius T. Ryan, Chairman
John Cannon
Walter G. Ehlers
Peter P. Trapp



December 9, 2003

                    This page is intentionally left blank.

                    This page is intentionally left blank.

                    This page is intentionally left blank.

                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
           NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                   NEUBERGER BERMAN REALTY INCOME FUND INC.

The following information supplements the Annual Report to Shareholders for the fiscal period ended October 31, 2003:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 877-461-1899; or (2) on the website of the U.S. Securities and Exchange Commission at www.sec.gov.



[NEUBERGER BERMAN LOGO]

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor
New York, New York 10158-0180

www.nb.com

                                                                     P86405
                                                                     D0527 01/04

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.


          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 2, 2004

FUND NAME PRINTS HERE

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on March 2, 2004, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.

The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                               Date:        , 2004
                                                    --------

                                    Signature (owner, trustee, custodian, etc.)
                                    (Please sign in the box)
                                    --------------------------------------------



                                    --------------------------------------------
                                    Please sign exactly as name appears  hereon.
                                    If  shares  are  held in the  name of two or
                                    more  persons,  any  may  sign.   Attorneys-
                                    in-fact,  executors,   administrators,  etc.
                                    should so indicate.  If the stockholder is a
                                    corporation or  partnership,  please sign in
                                    full  corporate  or   partnership   name  by
                                    authorized person.

                                                                       cnbcef jl

       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/

1. To elect four Class II Directors to serve until the annual meeting of stockholders in 2007, or until their successors are elected and qualified:

ALL FUNDS                                                FOR   WITHHOLD  FOR ALL
                                                         ALL     ALL     EXCEPT*
(01) John Cannon
(02) Jack L. Rivkin                                      / /     / /      / /
(03) John P. Rosenthal
(04) Tom D. Seip


*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK
THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE
NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO
VOTE FOR.

--------------------------------------------------------------

         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.


                        PLEASE SIGN ON THE REVERSE SIDE.

                                                                       cnbcef jl

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.


          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 2, 2004

FUND NAME PRINTS HERE

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of preferred stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on March 2, 2004, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.

The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                               Date:        , 2004
                                                    --------

                                    Signature (owner, trustee, custodian, etc.)
                                    (Please sign in the box)
                                    --------------------------------------------



                                    --------------------------------------------
                                    Please sign exactly as name appears  hereon.
                                    If  shares  are  held in the  name of two or
                                    more  persons,  any  may  sign.   Attorneys-
                                    in-fact,  executors,   administrators,  etc.
                                    should so indicate.  If the stockholder is a
                                    corporation or  partnership,  please sign in
                                    full  corporate  or   partnership   name  by
                                    authorized person.

                                                                     cnbcef jl p

       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/

1. To elect five Class II Directors to serve until the annual meeting of stockholders in 2007, or until their successors are elected and qualified:

ALL FUNDS                                                FOR   WITHHOLD  FOR ALL
                                                         ALL     ALL     EXCEPT*
(01) John Cannon
(02) Barry Hirsch                                        / /     / /      / /
(03) Jack L. Rivkin
(04) John P. Rosenthal
(05) Tom D. Seip


*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK
THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE
NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO
VOTE.

--------------------------------------------------------------

         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.


                        PLEASE SIGN ON THE REVERSE SIDE.

                                                                     cnbcef jl p